                                                                EXHIBIT 10.1

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 4, 2002 (this "Amendment"), is among Venture Holdings Company LLC, a Michigan limited liability company, as successor Borrower to Venture Holdings Trust under the Credit Agreement (the "Borrower"), the lenders set forth on the signature pages hereof (collectively, the "Lenders"), and Bank One, NA, formerly known as The First National Bank of Chicago, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                     RECITAL

         The Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement dated as of May 27, 1999, as amended by a First Amendment to Credit Agreement dated June 4, 1999, by a Second Amendment to Credit Agreement dated June 29, 2000, by a Third Amendment to Credit Agreement dated March 29, 2002 and by a Fourth Amendment to Credit Agreement dated May 20, 2002 (the "Credit Agreement"). The Borrower and the Guarantors desire to amend the Credit Agreement and the Administrative Agent and the Lenders are willing to do so strictly in accordance with the terms hereof.

                                      TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS

         The Credit Agreement is amended as follows:

         1.1 The following new definitions are added to Section 1.1 in appropriate alphabetical order:

                  "Fifth Amendment" means the Fifth Amendment to Credit Agreement dated as of June 4, 2002 among the Borrower, the Guarantors, the Lenders and the Administrative Agent.

                  "Fifth Amendment Effective Date" means the date of the Fifth Amendment.

                  "German Preliminary Proceeding" means the petition filed in Germany requesting that Venture Germany GmbH, Venture Verwaltungs GmbH, and Peguform GmbH & Co. KG be placed in preliminary insolvency proceedings by certain managing directors of certain companies, and the related Court Order that "Attorney at Law Dr. Jobst Wellensiek, BlumenstraBe 17, 69115
Heidelberg, is appointed as preliminary receiver in insolvency" and stating that "The preliminary receiver in insolvency is at the same time commissioned to examine in his capacity as an expert whether there is good reason to open insolvency proceedings in line with the legal standing of the debtor and which would be the prospects in order to continue the operation of the debtor's business. He/she must also examine whether the assets of the debtor will cover the costs of the proceedings.[as translated]."


         1.2 The following is added to the end of Section 2.1:

                  The aggregate outstanding principal balance of the Revolving Credit Loans, Swing Loans and Facility Letters of Credit as of the Fifth Amendment Effective Date is $163,462,696.00 (the "Existing Revolving Advances"), all of which constitute Secured Obligations, and prior to the Fifth Amendment Effective Date, as a result of the German Preliminary Proceeding, the Lenders had no obligation to make any further Revolving Credit Loans, Swing Loans or Facility Letters of Credit. Notwithstanding anything herein or in any other Loan Document to the contrary, (a) on and after any Default (except Existing Potential Defaults) the amount by which the Revolving Credit Loans, Swing Loans and Facility Letters of Credit exceed the amount of the Existing Revolving Advances (any such excess amount defined as the "New Revolving Advances") and any interest on the New Revolving Advances shall be paid (whether such payments are made by the Borrower, by any Guarantor, from the proceeds of any Collateral or otherwise) before any payment is made or applied to the principal or interest on any other Loan or Facility Letter of Credit, and (b) no New Revolving Advances shall be made until a new Borrowing Base is determined and approved (such approval not to be unreasonably delayed) by the consultants for the Lenders and by the Required Revolving Credit Lenders and a new Borrowing Base Certificate is delivered to the Revolving Credit Lenders, provided that it is acknowledged that the amount of any assets in the Borrowing Base on account of any assets owned by any Foreign Subsidiary shall be set at the amount determined in the most recent Borrowing Base Certificate delivered prior to the Fifth Amendment Effective Date.


         1.3 Section 6.14 is amended by adding the following to the end thereof:
"Notwithstanding anything in this Section 6.14 or elsewhere in this Agreement to the contrary, neither the Borrower nor any Guarantor shall make any Investment (including without limitation, loans and advances to, and other Investments) in
(i) any Foreign Subsidiary subject to the German Preliminary Proceeding at any time on or after May 28, 2002 or (ii) any other Foreign Subsidiary at any time on or after May 28, 2002, other than loans in an aggregate outstanding amount not to exceed $3,000,000 to such other Foreign Subsidiaries which are the operating companies located in Canada, the United Kingdom or the Czech Republic, and provided that such loans are required to continue the normal operations of such other Foreign Subsidiaries and are pledged to the Agent and the Lenders in a manner satisfactory to the Agent."


         1.4 The following new Sections 6.30 and 6.31 are added:

         6.30 Consultants. (a) The Borrower agrees that it will make, and will cause each Subsidiary to make, all of its records available to the Administrative Agent and the Lenders and any financial or other consultant retained by them and will make all of its personnel available to the Administrative Agent and the Lenders and such consultants for inquiry as to its business, financial condition and prospects, and that they will otherwise fully cooperate with the Administrative Agent, the Lenders and their consultants in assisting the Lenders to conduct such analyses as they may wish to make of the Borrower and its Subsidiaries and their financial condition and operations, in each case in all reasonable respects. The Borrower further agrees that it will pay, on a current basis as required by such consultants and professionals, all the fees and expenses of any financial consultants or other consultants and professionals retained by the Administrative Agent and the Lenders in connection herewith.

         (b) The Borrower has engaged Conway MacKenzie & Dunleavy ("CMD") as business and financial consultants to the Borrower, but not their agent. The Administrative Agent and the Lenders acknowledge that the retention of CMD by the Borrower has materially contributed to the willingness of the Administrative Agent and the Lenders to enter into this Amendment. The Borrower agrees to promptly provide to the Administrative Agent and the Lenders all financial reports, projections and other information as may be provided to it by CMD or as may be provided to CMD by the Borrower (other than information subject to the attorney-client privilege and other information the Borrower considers confidential), and agrees to cause CMD to prepare and deliver to the Administrative Agent and the Lenders such other reports and information concerning the business and financial condition of the Borrower and its Subsidiaries (other than information subject to the attorney-client privilege and other information the Borrower considers confidential), as the Administrative Agent or the Lenders shall from time to time request. The Borrower acknowledges and agrees that the Administrative Agent, the Lenders, their consultants and counsel shall have direct access to CMD, and CMD is authorized to discuss information (other than information subject to the attorney-client privilege and other information the Borrower considers confidential) related to the Borrower with the Administrative Agent, the Lenders or their consultants or counsel.

         6.31 Additional Covenants. The Borrower (a) agrees to provide the Lenders with a legal analysis of the implications of German Preliminary Proceeding, including an analysis as to whether an event of default is caused under any Indebtedness of the Borrower or any Guarantor as a result thereof, (b) has determined, and hereby agrees, that it will not pay the interest on the 1999 Senior Unsecured Notes and the 1999 Subordinated Notes payable on June 3, 2002 until the expiration of the 30-day grace period applicable thereto, which shall be on July 3, 2002, (c) will use its best efforts to obtain accelerated payments from its customers during the period from the Fifth Amendment Effective Date until June 28, 2002, (d) agrees to pay current all fees owing the Lenders and the Agent or their advisors, and (e) with respect to any bank account maintained on behalf of the Borrower or any Guarantor at any financial institution other than the Administrative Agent or one of the Lenders, the Borrower or such Guarantor, as the case may be, shall promptly close such accounts and maintain its banking accounts with the Administrative Agent or one or more of the Lenders, and the Borrower and the Guarantors shall execute, or cause to be executed, such further agreements and documents requested by the Administrative Agent to grant to the Administrative Agent and the Lenders a first priority security interest in all such accounts and execute such blocked account agreements as may be requested by the Administrative Agent.


                                   ARTICLE 2.
                                 REPRESENTATIONS

         The Borrower and each Guarantor represents and warrants to, and agrees with, the Administrative Agent and the Lenders that:

         2.1 The execution, delivery and performance of this Amendment are within their respective powers, have been duly authorized by the Borrower and each Guarantor and are not in contravention of any Requirement of Law.

         2.2 This Amendment is the legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against them in accordance with the terms thereof.

         2.3 After giving effect to the amendments and waivers herein contained, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof (except to the extent the existence of the German Preliminary Proceeding would impact the accuracy thereof), and no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

                                   ARTICLE 3.
                              CONDITIONS PRECEDENT.

         This Amendment shall be effective as of the date hereof when this Amendment shall be executed by each of the Borrower, the Guarantors, the Required Lenders, the Required Revolving Credit Lenders and the Administrative Agent.

         Notwithstanding anything herein to the contrary, the Borrower shall not be entitled obtain any New Revolving Advances and Section 4.1 shall be void unless each of the following conditions is satisfied:

         3.1 The Borrower and each Guarantor shall provide a certified resolution with respect to this Amendment satisfactory to the Administrative Agent.

         3.2 The written opinion of the Borrower's and Guarantors' counsel in form and substance acceptable to the Administrative Agent.

         3.3 A written agreement (the "GM Agreement") by General Motors Corporation under which it agrees, subject to this Amendment becoming effective and the Administrative Agent providing an acknowledgement of General Motors Corporation's ownership of tooling to the extent such tooling is fully paid by General Motors Corporation (and the Administrative Agent will not unreasonably withhold such acknowledgement subject to its satisfactory review thereof and the satisfaction of all other conditions in this Amendment), to (a) expedite tooling payments on approximately $27,600,000 in tooling, (b) retain the existing General Electric payment program on production receivables (with the approximate 15-day terms) and (c) keep the Borrower and its Subsidiaries off any new business hold.

         3.4 As a condition to the first New Revolving Advances, General Motors Corporation shall have made an expedited tooling payment to the Borrower under the GM Agreement in an amount not less than $15,800,000. Subsequent New Revolving Advances shall require as a condition precedent that the following minimum benchmark expedited tooling payments are received by the Borrower under the GM Agreement by the times indicated: (i) $700,000 by June 10, 2002, (ii) $1,500,000 by June 14, 2002 and (iii) $9,600,000 by June 28, 2002,

         3.5 Larry Winget shall deliver, or cause to be delivered, each in form and substance acceptable to the Required Lenders: (a) an agreement by Larry Winget and any appropriate affiliate companies to defer payment of certain sales commissions, usage fees and rental fees for 30 days (which payments shall total approximately $3,100,000) acceptable to the Required Lenders, and to subordinate the repayment thereof to the Secured Obligations, (b) an agreement to allow reasonable access to the financial statements and records of Larry Winget and each business entity or asset owned directly or indirectly by him to the extent they have business relationships and transactions with the Borrower and its Subsidiaries, and (c) a joint and several guarantee of Larry Winget, Venture Heavy Machinery Limited Liability Company, a Michigan limited liability company ("Venture Machinery"), Venture Equipment Acquisition Company, a Michigan corporation ("Equipment Acquisition"), Venture Real Estate Acquisition Company, a Michigan corporation ("Real Estate Acquisition") and Realven Corporation, a Michigan corporation ("Realven") (Venture Machinery, Real Estate Acquisition, Equipment Acquisition and Realven collectively referred to as the "Affiliate Companies") guaranteeing all Secured Obligations but limited in amount to 100% of the New Revolving Advances outstanding as of the earlier of the date of the occurrence of any Default (after giving effect to Section 4.1) or June 28, 2002, together with collateral documents granting a second priority lien and security interest in all assets of the Affiliate Companies, second only to the liens and security interests under an existing line of credit not to exceed $15,000,000 in aggregate amount, and all resolutions, certificates and opinions requested by the Administrative Agent in connection therewith and appraisals and financial statements of the Affiliate Companies satisfactory to the Administrative Agent.


                                   ARTICLE 4.
                POTENTIAL EVENTS OF DEFAULT AND TEMPORARY WAIVER.

         4.1 The Borrower has requested that the Lenders and the Administrative Agent temporarily waive any Default (the "Existing Potential Defaults"), if any, caused solely by the filing or existence of the German Preliminary Proceeding, by the incurrence of any Indebtedness by the Foreign Subsidiaries subject to the German Preliminary Proceeding and incurred during the German Preliminary Proceeding or by the failure to pay interest on the 1999 Senior Unsecured Notes and the 1999 Subordinated Notes payable on June 3, 2002 prior to the expiration of the 30-day grace period applicable thereto, subject to the terms and conditions set forth herein. Pursuant to such request, the Lenders and the Administrative Agent hereby temporarily waive any Existing Potential Default for the period prior to the effectiveness of this Amendment and, so long as no other Default exists and there is no occurrence of a new Default (for purposes hereof, a new Default includes any Default other an Existing Potential Default and, without limiting the foregoing, the occurrence of any default under any Material Indebtedness, the acceleration of any Material Indebtedness or the conversion of the German Preliminary Proceeding to a formal insolvency proceeding shall be deemed a new Default), until June 28, 2002, but not at any time on or after June 28, 2002. The Borrower acknowledges and agrees that the waiver contained herein is a limited, specific and one-time waiver as described above. Such limited waiver (a) shall not modify or waive any other term, covenant or agreement contained in any of the Loan Documents, and (b) shall not be deemed to have prejudiced any present or future right or rights which the Administrative Agent or the Lenders now have or may have under this Amendment, the Credit Agreement (as modified hereby) or the other Loan Documents.


                                   ARTICLE 5.
                                 MISCELLANEOUS.

         5.1 The Borrower shall pay to the Administrative Agent, for the pro rata benefit of each Lender based on such Lender's Commitments, an availability fee of $250,000 on the date hereof and an additional availability fee of $250,000 on June 15, 2002 on such Lender's Commitments, which fees shall be distributed to the Lenders within two Business after each such date.

         5.2 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

         5.3 Except as expressly amended hereby, the Borrower and the Guarantors agree that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         5.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                BORROWER:

                                VENTURE HOLDINGS COMPANY LLC


                                By: /s/ James E. Butler
                                   ---------------------------------------------
                                Name: James E. Butler
                                     -------------------------------------------
                                Title: Executive Vice President
                                      ------------------------------------------

                                GUARANTORS:

                                VEMCO, INC.
                                VEMCO LEASING, INC.
                                VENTURE INDUSTRIES CORPORATION
                                VENTURE HOLDINGS CORPORATION
                                VENTURE LEASING COMPANY
                                VENTURE MOLD & ENGINEERING
                                 CORPORATION
                                VENTURE SERVICE COMPANY
                                VENTURE EUROPE, INC.
                                VENTURE EU CORPORATION
                                EXPERIENCE MANAGEMENT LLC

                                By: /s/ James E. Butler
                                   ---------------------------------------------
                                Name: James E. Butler
                                     -------------------------------------------
                                Title: Executive Vice President
                                      ------------------------------------------

                                LENDERS:

                                BANK ONE, NA, as Administrative
                                Agent and a Lender


                                By: /s/ Richard Babcock
                                   ---------------------------------------------
                                Name: Richard Babcock
                                     -------------------------------------------
                                Title: First Vice President
                                      ------------------------------------------


                                THE BANK OF NOVA SCOTIA, as Syndication
                                Agent and as a Lender


                                By: /s/ R.D. Smith
                                   ---------------------------------------------
                                Name: R. D. Smith
                                     -------------------------------------------
                                Title: Agent Operations
                                      ------------------------------------------

                                STANDARD FEDERAL BANK


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                MIZUHO CORPORATE BANK, LTD. f/k/a FUJI BANK,
                                LTD.

                                By: /s/ Nobuoki Koiko
                                   ---------------------------------------------
                                Name: Nobuoki Koiko
                                     -------------------------------------------
                                Title: Senior Vice President
                                      ------------------------------------------

                                BANK AUSTRIA (ZLANDERBANK)
                                CORPORATE FINANCE, INC.


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                HARRIS TRUST AND SAVINGS


                                By: /s/ Sarah U. Johnston
                                   ---------------------------------------------
                                Name: Sarah U. Johnston
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------

                                BANK OF SCOTLAND


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                COMERICA BANK (DETROIT)


                                By: /s/ Chris Stergiadis
                                   ---------------------------------------------
                                Name: Chris Stergiadis
                                     -------------------------------------------
                                Title: Account Officer
                                      ------------------------------------------


                                THE BANK OF NEW YORK


                                By: /s/ Albert R. Taylor
                                   ---------------------------------------------
                                Name: Albert R. Taylor
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------


                                PROVIDENT BANK


                                By: /s/ Thomas W. Doe
                                   ---------------------------------------------
                                Name: Thomas W. Doe
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------


                                FIRSTAR BANK, N.A.


                                By: /s/ David H. Naunheim
                                   ---------------------------------------------
                                Name: David H. Naunheim
                                     -------------------------------------------
                                Title: Executive Vice President
                                      ------------------------------------------

                                NATIONAL BANK OF CANADA


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                FIRSTRUST BANK


                                By: /s/
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------

                                OCTAGON INVESTMENT PARTNERS II,
                                LLC

                                By:        OCTAGON CREDIT INVESTORS, LLC
                                           As Sub-Investment Manager

                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                OCTAGON INVESTMENT PARTNERS III,
                                LTD.

                                By:        OCTAGON CREDIT INVESTORS, LLC
                                           As Portfolio Manager


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                MASS MUTUAL LIFE INSURANCE


                                By: /s/ Steven J. Katz
                                   ---------------------------------------------
                                Name: Steven J. Katz
                                     -------------------------------------------
                                Title: Second Vice President and Associate
                                      ------------------------------------------
                                       General Counsel
                                      ------------------------------------------

                                SIMSBURY CLO LTD
                                By:  Massachusetts Mutual Life Insurance
                                     Company as Collateral Manager


                                By: /s/ Steven J. Katz
                                   ---------------------------------------------
                                Name: Steven J. Katz
                                     -------------------------------------------
                                Title: Second Vice President and Associate
                                      ------------------------------------------
                                       General Counsel
                                      ------------------------------------------

                                PERSEUS CDO I LTD
                                By: Massachusetts Mutual Life Insurance Co., as Collateral Manager

                                By: /s/ Steven J. Katz
                                   ---------------------------------------------
                                Name: Steven J. Katz
                                     -------------------------------------------
                                Title: Second Vice President and Associate
                                      ------------------------------------------
                                       General Counsel
                                      ------------------------------------------

                                ARCHIMEDES FUNDING II, LTD.

                                By:  ING Capital Advisors LLC,
                                as Collateral Manager


                                By: /s/ Greg M. Masuda
                                   ---------------------------------------------
                                Name: Greg M. Masuda CFA
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------

                                BLACK DIAMOND CLO 2000 I LTD


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                PAMCO CAYMAN LTD.
                                By:  Highland Capital Management, L.P.
                                As Collateral Manager


                                By: /s/ Louis Koven
                                   ---------------------------------------------
                                Name: Louis Koven
                                     -------------------------------------------
                                Title: Executive Vice President CFO
                                      ------------------------------------------
                                       Highland Capital Management, L.P.
                                      ------------------------------------------

                                PAM CAPITAL FUNDING, L.P.
                                By:  Highland Capital Management, L.P.
                                As Collateral Manager


                                By: /s/ Louis Koven
                                   -------------------------------------------
                                Name: Louis Koven
                                     -----------------------------------------
                                Title: Executive Vice President - CFO
                                      ----------------------------------------
                                       Highland Capital Management, L.P.
                                      ----------------------------------------

                                HIGHLAND LEGACY LIMITED
                                By:  Highland Capital Management, L.P.
                                As Collateral Manager


                                By: /s/ Louis Koven
                                   -------------------------------------------
                                Name: Louis Koven
                                     -----------------------------------------
                                Title: Executive Vice President - CFO
                                      ----------------------------------------
                                       Highland Capital Management, L.P.
                                      ----------------------------------------

                                ML CBO IV (Cayman) Ltd.
                                By:  Highland Capital Management, L.P.
                                As Collateral Manager


                                By: /s/ Louis Koven
                                   -------------------------------------------
                                Name: Louis Koven
                                     -----------------------------------------
                                Title: Executive Vice President - CFO
                                      ----------------------------------------
                                       Highland Capital Management, L.P.
                                      ----------------------------------------

                                ELF Funding Trust I
                                By:  Highland Capital Management, L.P.
                                As Collateral Manager

                                By: /s/ Louis Koven
                                   -------------------------------------------
                                Name: Louis Koven
                                     -----------------------------------------
                                Title: Executive Vice President - CFO
                                      ----------------------------------------
                                       Highland Capital Management, L.P.
                                      ----------------------------------------

                                CYPRESS TREE INVESTMENT
                                MANAGEMENT COMPANY, INC.
                                As:  Attorney-in-Fact and on behalf of First
                                     Allmerica
                                Financial Life Insurance Company as Portfolio Manager


                                By: /s/ Jeffrey Megar
                                   -------------------------------------------
                                Name: Jeffrey Megar
                                     -----------------------------------------
                                Title: Principal
                                      ----------------------------------------

                                CYPRESS TREE INVESTMENT PARTNERS I,  LTD.
                                By: Cypress Tress Investment Management Company, Inc. as Portfolio Manager


                                By:   /s/ Jeffrey Megar
                                     -------------------------------------------
                                Name:   Jeffrey Megar
                                       -----------------------------------------
                                Title:   Principal
                                        ----------------------------------------

                                STEIN ROE FLOATING RATE LIMITED
                                LIABILITY COMPANY


                                By:   /s/ James R. Fellows
                                     -------------------------------------------
                                Name:   James R. Fellows
                                       -----------------------------------------
                                Title:   Senior V.P., Stein Roe Farnham Inc.,
                                         as advisor
                                        ----------------------------------------

                                STEIN ROE & FARNHAM CLO I LTD.,
                                By:  Stein Roe & Farnham Incorporated,
                                As Portfolio Manager


                                By:   /s/ James R. Fellows
                                     -------------------------------------------
                                Name:   James R. Fellows
                                       -----------------------------------------
                                Title:   Sr. Vice President & Portfolio Manager
                                        ----------------------------------------

                                KZH CRESCENT 2 LLC


                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------

                                MOUNTAIN CAPITAL CLO I, LTD.


                                By:   /s/ Darren P. Riley
                                     -------------------------------------------
                                Name:   Darren P. Riley
                                       -----------------------------------------
                                Title:   Director
                                        ----------------------------------------

                                ORIX FINANCIAL SERVICES, INC


                                By:   /s/ Michael A. Stockrahm
                                     -------------------------------------------
                                Name:   Michael A. Stockrahm
                                       -----------------------------------------
                                Title:   V.P.
                                        ----------------------------------------

                                ELC (CAYMAN) LTD. 1999 - II


                                By:   /s/ Glenn Duffy
                                     -------------------------------------------
                                Name:   Glenn Duffy
                                       -----------------------------------------
                                Title:   Director
                                        ----------------------------------------

                                UNION BANK OF CALIFORNIA NA


                                By:   /s/ Hagop V. Jazmadarian
                                     -------------------------------------------
                                Name:   Hagop V. Jazmadarian
                                       -----------------------------------------
                                Title:   Vice President
                                        ----------------------------------------

                                PILGRIM AMERICA HIGH INCOME INVESTMENTS, LTD.
                                By:  Pilgrim Investments, Inc.
                                as its investment manager


                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------

                                SENIOR DEBT PORTFOLIO
                                By:  Boston Management and Research
                                as investment Advisor


                                By:   /s/ Barbara Campbell
                                     -------------------------------------------
                                Name:   Barbara Campbell
                                       -----------------------------------------
                                Title:   Vice President
                                        ----------------------------------------

                                SRF TRADING, INC.


                                By:   /s/ Diana L. Mushill*
                                     -------------------------------------------
                                Name:   Diana L. Mushill
                                       -----------------------------------------
                                Title:   Asst. Vice President
                                        ----------------------------------------

                                NATEXIS BANQUES POPULAIRES


                                By:   /s/ William J. Burke
                                     -------------------------------------------
                                Name:   William J. Burke
                                       -----------------------------------------
                                Title:   V.P.
                                        ----------------------------------------

                                By:   /s/ Frank H. Madden, Jr.
                                     -------------------------------------------
                                Name:   Frank H. Madden, Jr.
                                       -----------------------------------------
                                Title:   V.P. & Group Manager
                                        ----------------------------------------


* Solely in its capacity as a Term Loan B Lender, as more fully set forth in the accompanying cover letter.

                                ARES III CLO LTD.

                                By: ARES CLO Management LLC,
                                      Investment Manager

                                By:   /s/ Seth J. Brufsky
                                     -------------------------------------------
                                Name:   Seth J. Brufsky
                                       -----------------------------------------
                                Title:   Vice President
                                        ----------------------------------------


                                ARES IV CLO LTD.

                                By: ARES CLO Management IV, L.P.,
                                        Investment Manager

                                By: ARES CLO GP IV, LLC,
                                        Its Managing Member

                                By:   /s/ Seth J. Brufsky
                                     -------------------------------------------
                                Name:   Seth J. Brufsky
                                       -----------------------------------------
                                Title:   Vice President
                                        ----------------------------------------

                                ARES V CLO LTD.

                                By: ARES CLO Management V, L.P.,
                                        Investment Manager

                                By: ARES CLO GP V, LLC,
                                        Its Managing Member

                                By:   /s/ Seth J. Brufsky
                                     -------------------------------------------
                                Name:   Seth J. Brufsky
                                       -----------------------------------------
                                Title:   Vice President
                                        ----------------------------------------

                                ENDEAVOR

                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------

                                PB CAPITAL CORPORATION, as a Lender

                                By:   /s/ Jeffrey Frost
                                     -------------------------------------------
                                Name:   Jeffrey Frost
                                       -----------------------------------------
                                Title:   Managing Director/Portfolio Management
                                        ----------------------------------------

                                By:   /s/ Andrew Shipman
                                     -------------------------------------------
                                Name:   Andrew Shipman
                                       -----------------------------------------
                                Title:   Assistant Vice President/
                                        ----------------------------------------
                                         Portfolio Management
                                        ----------------------------------------

                                APEX (IDM) CDO I

                                By:   /s/ Glenn Duffy
                                     -------------------------------------------
                                Name:   Glenn Duffy
                                       -----------------------------------------
                                Title:   Director
                                        ----------------------------------------

                                CYPRESSTREE INVESTMENT PARTNERS II, LTD.
                                By: Cypress Tree Investment Management Company,
                                    Inc. as Portfolio Manager

                                By:  /s/ Jeffrey Megar
                                     -------------------------------------------
                                Name:  Jeffrey Megar
                                       -----------------------------------------
                                Title:  Principal
                                        ----------------------------------------

                                ELC CAYMAN CDO SERIES 1999-1

                                By:  /s/ Glenn Duffy
                                     -------------------------------------------
                                Name:  Glenn Duffy
                                       -----------------------------------------
                                Title:  Director
                                        ----------------------------------------

                                ELC CAYMAN LTD. 2000-1

                                By:  /s/ Glenn Duffy
                                     -------------------------------------------
                                Name:  Glenn Duffy
                                       -----------------------------------------
                                Title:  Director
                                        ----------------------------------------

                                GRAYSON & CO

                                By:  /s/ Barbara Campbell
                                     -------------------------------------------
                                Name:  Barbara Campbell
                                       -----------------------------------------
                                Title:  Vice President
                                        ----------------------------------------

                                GRAYSON CLO 2001-01 LTD.
                                By: Bear Stearns Asset Management Inc. as its
                                    Collateral Manager

                                By:  /s/ Niall D. Rosenzweig
                                     -------------------------------------------
                                Name:  Niall D. Rosenzweig
                                       -----------------------------------------
                                Title:  Associate Director
                                        ----------------------------------------


                                JH WHITNEY MARKET VALUE FUND

                                By:  /s/ Marc S. Diagonale
                                     -------------------------------------------
                                Name:  Marc S. Diagonale
                                       -----------------------------------------
                                Title:  Authorized Signatory
                                        ----------------------------------------

                                KATONAH I, LTD.

                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------

                                KATONAH II, LTD.

                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------

                                KZH PAMCO

                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------

                                LIBERTY SR. ADVISORY FLOATING RATE ADVANTAGE
                                FUND
                                By: Stein Roe & Farnham Incorporated as advisor

                                By:  /s/ James R. Fellows
                                     -------------------------------------------
                                Name:  James R. Fellows
                                       -----------------------------------------
                                Title:  Sr. Vice President & Portfolio Manager
                                        ----------------------------------------

                                NEMEAN CLO
                                By: ING Capital Advisors LLC as Investment
                                    Manager

                                By:  /s/ Greg M. Masuda
                                     -------------------------------------------
                                Name:  Greg M. Masuda CFA
                                       -----------------------------------------
                                Title:  Vice President
                                        ----------------------------------------

                                SRF 2000 LLC

                                By:  /s/ Diana L. Mushill*
                                     -------------------------------------------
                                Name:  Diana L. Mushill
                                       -----------------------------------------
                                Title:  Asst. V.P.
                                        ----------------------------------------

                                SRV HIGHLAND

                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------

                                UPPER COLUMBIA CAPITAL CO.

                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------

                                WHITNEY PRIVATE DEBT FUND

                                By:  /s/ Marc S. Diagonale
                                     -------------------------------------------
                                Name:  Marc S. Diagonale
                                       -----------------------------------------
                                Title:  Authorized Signatory
                                        ----------------------------------------

                                SATELLITE SR. INCOME FUND II


                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------


* Solely in its capacity as a Term Loan B Lender, as more fully set forth in the accompanying cover letter.

                                CITADEL HILL 2000 LTD.


                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------

                                CLYDESDALE CLO 2000-I, LTD
                                By:  Nomura Corporate Research and
                                Asset Management Inc. as Collateral Manager


                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------
                                Date:
                                       -----------------------------------------

                                MASTER SENIOR FLOATING RATE TRUST


                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------


                                MERRILL LYNCH GLOBAL INVESTMENT
                                SERIES:
                                BANK LOAN INCOME PORTFOLIO
                                By: Merrill Lynch Investment Managers, L.P., as Investment Advisors

                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------

                                MERRILL LYNCH PRIME RATE PORTFOLIO
                                By: Merrill Lynch Investment Managers, L.P., as Investment Advisor

                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------

                                MERRILL LYNCH SENIOR FLOATING RATE
                                FUND,INC.


                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------

                                NOMURA BOND & LOAN FUND
                                By:  UFJ Trust Company of New York, as Trustee
                                By:  Nomura Corporate Research and
                                Asset Management Inc. Attorney in Fact


                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------
                                Date:
                                       -----------------------------------------

                                ORIX FINANCE CORP I


                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------
                                Date:
                                       -----------------------------------------

                                SEABOARD CLO 2000 LTD


                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------
                                Date:
                                       -----------------------------------------

                                PRESIDENT & FELLOWS OF HARVARD
                                COLLEGE
                                By:  Regiment Capital Management, LLC
                                as its Investment Advisor
                                By:  Regiment capital Advisors, LLC
                                Its Manager and pursuant to delegated authority


                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------
                                Date:
                                       -----------------------------------------

                                REGIMENT CAPITAL, LTD
                                By:  Regiment Capital Management, LLC
                                as its Investment Advisor
                                By:  Regiment Capital Advisors, LLC
                                Its Manager and pursuant to delegated authority


                                By:
                                     -------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                        ----------------------------------------
                                Date:
                                       -----------------------------------------